UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROTEA BIOSCIENCES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Protea Biosciences Group, Inc.
955 Hartman Run Road
Morgantown, West Virginia 26507
www.proteabio.com

June 3, 2013

To our Stockholders:

You are cordially invited to attend the Annual Meeting of the Stockholders of Protea Biosciences Group, Inc. The Annual Meeting will be held on June 18, 2013 at 9 a.m., local time at the Waterfront Hotel, 2 Waterfront Pl. #100, Morgantown, WV 26501.

The actions we expect to take at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. If you are a record holder of the Company’s common stock on May 30, 2013, you are eligible to vote with respect to these matters, either personally at the meeting or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on the enclosed materials. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person for the matters acted upon at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

PROTEA BIOSCIENCES GROUP, INC.

/s/ Stephen Turner
Stephen Turner, Chief Executive Officer

Protea Biosciences Group, Inc.
955 Hartman Run Road
Morgantown, West Virginia 26507
www.proteabio.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2013

To our Stockholders:

The Annual Meeting of the Stockholders of Protea Biosciences Group, Inc. (“Protea” or the “Company”) will be held on June 18, 2013 at 9 a.m., local time at the Waterfront Hotel, 2 Waterfront Pl. #100, Morgantown, WV 26501 for the following purposes:

(1) to elect Stephen Turner, Stanley Hostler, Steve Antoline, Leonard Harris, Ed Roberson, Scott Segal, Roderick Jackson, Andrew Zulauf, Johan M. (Thijs) Spoor, and Josiah T. Austin as directors;

(2) to ratify our choice of Malin, Bergquist & Company, LLP as the Company’s independent auditor for the upcoming year;

(3) to approve a proposal to amend our Certificate of Incorporation to increase the authorized number of shares of common stock that we may issue from 100 million shares to 200 million shares;

(4) to approve the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan; and

(5) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Stockholders of record at the close of business on May 30, 2013 will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Annual Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by proxy over the Internet through the Company’s transfer agent, Corporate Stock Transfer, at their website, https://secure.corporatestock.com/vote.php, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

By Order of the Board of Directors

By:	/s/ Stanley Hostler Stanley Hostler, Vice President and Secretary

June 3, 2013
Morgantown, West Virginia

i

Protea Biosciences Group, Inc.
955 Hartman Run Road
Morgantown, West Virginia 26507
www.proteabio.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 18, 2013

This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Protea Biosciences Group, Inc., a Delaware corporation (“Protea” or the “Company”), to be voted at its Annual Meeting of Stockholders which will be held on June 18, 2013 at 9 a.m., local time at the Waterfront Hotel, 2 Waterfront Pl. #100, Morgantown, WV 26501 (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders will be asked (i) to elect Messrs. Stephen Turner, Stanley Hostler, Steve Antoline, Leonard Harris, Ed Roberson, Scott Segal, Roderick Jackson, Andrew Zulauf, Johan M. (Thijs) Spoor, and Josiah T. Austin as directors of the Company to serve until the Annual Meeting of Stockholders in 2014 and until their respective successors are duly elected and qualified (ii) to ratify the appointment of Malin, Bergquist & Company, LLP as the Company’s independent auditor for the year ending December 31, 2013; (iii) to approve an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of common stock of the Company to 200 million; and (iv) to approve the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about June 3, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 18, 2013:

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (“SEC”), will be furnished without charge to any stockholder upon written request to Protea Biosciences Group, Inc., 955 Hartman Run Road, Morgantown, West Virginia 26507, Attention: Mr. Stanley Hostler, Secretary. This proxy statement and the Company’s 2012 Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available on the SEC’s website at www.sec.gov.

GENERAL INFORMATION

PROXY SOLICITATION

Proxies may be solicited by mail, personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). Since the Company is making this solicitation the expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company.

In accordance with the regulations of the SEC, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company’s common stock.

REVOKING YOUR PROXY

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Chief Executive Officer at our principal executive offices located at 955 Hartman Run Road, Morgantown, West Virginia 26507. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of the four proposals, and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the meeting or any adjournments thereof.

RECORD DATE, VOTING RIGHTS AND OUTSTANDING SHARES

The Board of Directors has fixed May 30, 2013 as the record date (the “Record Date”) for determining holders of our common stock, $0.0001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 42,048,147 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the meeting. A majority of the shares of common stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting.

When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Election, in conjunction with information received from our transfer agent. The Inspector of Election will also determine whether or not a quorum is present.

Directors are elected by a plurality of the votes cast in the election. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast. If no specification is indicated, the shares will be voted “FOR” the election of the director-nominees named on the proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named.

VOTES REQUIRED FOR APPROVAL

The votes required on each of the proposals are as follows:

Proposal 1: Election of Directors	The ten nominees for director who receive the most votes will be elected. This is called a “plurality”. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee.
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares of common stock present in person or by proxy which are entitled to vote at the Annual Meeting is required to ratify the Company's selection of the independent registered public accounting firm. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.
Proposal 3: Approval of an Amendment to our Certificate of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 100 million to 200 million.	The affirmative vote of a majority of the shares of common stock entitled to vote at the Annual Meeting is required to amend our Certificate of Incorporation to increase the amount of our authorized shares of common stock. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.
Proposal 4: Approval of the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan.	The affirmative vote of a majority of the shares of common stock entitled to vote at the Annual Meeting is required to approve the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

The proposals are discussed in more detail below.

PROPOSAL 1 — ELECTION OF DIRECTORS

We have nominated Messrs. Stephen Turner, Stanley Hostler, Steve Antoline, Leonard Harris, Ed Roberson, Scott Segal, Roderick Jackson, Andrew Zulauf, Johan M. (Thijs) Spoor, and Josiah T. Austin as directors to serve until the next annual meeting of our stockholders or until their successors are elected. We expect that all of our nominees will be available for election, but if they are not, your proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancies.

Information regarding the business experience of each director nominee is provided below. There are no family relationships among our executive officers and directors. Except as described below, there is no arrangement or understanding between any of our directors and any other person pursuant to which any director was or is to be selected as a director.

Director-Nominees

The following nominees are standing for election to serve as directors until the Annual Meeting of Stockholders in 2014:

Name	Age	Position
Stephen Turner	67	Chief Executive Officer and Chairman of the Board
Stanley Hostler	85	Vice President, Secretary and Director
Alessandro Baldi, Ph.D.	56	Vice President and General Manager
Edward Hughes	59	Chief Financial Officer
Matthew Powell	38	Chief Science Officer
Steven Antoline	56	Director
Leonard Harris	76	Director
Ed Roberson	67	Director
Scott Segal	57	Director
Roderick Jackson	72	Director
C. Andrew Zulauf	49	Director
Thijs Spoor	40	Director
Josiah T. Austin	64	Director

*	Represents the date stated below on which such person was appointed to the referenced office of our wholly owned subsidiary Protea Biosciences, Inc. Each such person was appointed to the identical position of the Company, effective September 2, 2011 upon the closing of the reverse merger.

Stephen Turner is Chief Executive Officer and Chairman of the Board, positions he has held since founding the Company in July, 2001.* From 1999 to 2001 he served as President and CEO of Quorum Sciences, Inc. From 1984 to 1997 he was President and CEO of Oncor, Inc. He founded Bethesda Research Laboratories, Inc. in 1975 and served as its Chairman and CEO from 1975 to 1983, at which time BRL became the molecular biology division of Life Technologies, Inc. Prior to commencing his career in biotechnology, Mr. Turner held the position of Director of Marketing for the Clinical Microbiology Division of Becton, Dickinson & Co. He received his B.A. from Stanford University in 1967. In 1994 he received the Ernst & Young Entrepreneur of the Year Award in Life Sciences for the Washington, D.C. Region. Mr. Turner was appointed to serve as a director of the Company because he is the founder of Protea and his deep knowledge of our products and market opportunity led the board to determine that he should serve as a director.

Stanley Hostler is Vice President, Secretary and Director. He has been a Director of the Company since January 2006 and Vice President and Secretary since June 2006.* Mr. Hostler is an attorney with a career practice in the field of labor and employment law. From 2000 to 2010 he served as Special Assistant to the Governor of the State of West Virginia. From 2002 to 2004 he served as Counsel to the Prim Law Firm. From 2000 to 2010 he served on the West Virginia University Foundation Board of Directors, and from 1995 to 2010 on the Advisory Committee of the WVU School of Medicine. He is a Graduate of the West Virginia University School of Law (1965). Mr. Hostler’s legal experience and business contacts and relationships with West Virginia University and the State of West Virginia have been an asset to the Company and led the board to determine that he should serve as a director of the Company.

Steven Antoline joined the Company’s Board of Directors in April 2010.* He is a successful owner, developer and manager of coal and natural resource properties and inventor of new equipment for coal mining. From 1996 to 2006, he was President and owner of Superior Highwall Mining, Inc., which was sold to a partnership comprised of Lehman Bros. (60%) and Tennessee Valley Ventures (40%). Mr. Antoline was appointed to serve as a director of the Company because of his prior experience in the development and sale of companies, and in working with investment bankers.

Leonard Harris has been a member of the Company’s Board of Directors since April 2003.* Since 1977 he is the founder and Chief Executive Officer of Southern Computer Consultants, Inc. located in Frederick, Maryland, a company which provides products and services to the United States government and Fortune 500 corporations. Mr. Harris' extensive experience in technology-based corporate development, which provides support and guidance to the Company’s LAESI instrument platform, led the board to determine that he should serve as a director of the Company.

Ed Roberson joined the Company’s Board of Directors in September 2009.* From July 2006 to June 2010 he served as Chairman of the Board of the Methodist Healthcare System. He received his MBA in accounting in 1972 from the University of Georgia. From 2006 – 2011 he was President of Beacon Financial in Memphis, Tennessee, and from 2006 – 2007 President of Conwood LLC. He has been a Director of the Paragon National Bank from 2004 to present. From 1972 to 1992, Mr. Roberson was employed by KPMG, most recently as partner. Mr. Roberson’s experience, both as a Partner with KPMG and subsequently as a CEO, led the Board to determine that he should serve as a director of the Company.

Scott Segal joined the Company’s Board of Directors in February 2008.* He is a practicing attorney, specializing in the fields of personal injury, product liability and related matters, and is the President of the Segal Law Firm, Charleston, West Virginia. He received his JD from the West Virginia University School of Law in 1981, and has been a member of the American Bar Association from 1981 to present. Mr. Segal has extensive relationships within the State of West Virginia and is considered by the Company to be an expert in several areas which may have use for the Company’s technology, including forensics and occupational health, which led the Board to determine that he should serve as a director of the Company.

Roderick Jackson joined the Company’s Board of Directors in January 2011.* From 2005 to 2009 he was the founder, Chairman and Chief Executive Officer of Cobalt Laboratories, and from 2005 to 2009 a member of the Board of Directors of The Arrow Group, based in the United Kingdom. In June 2009 Cobalt Laboratories was sold, along with the Arrow Group, to Watson Pharmaceuticals. From 1986 to 2002 he was employed by Mylan Laboratories, Inc., first as Vice President Marketing and Sales (1986 – 1992) then as Senior Vice President and Member of the Office of the President (1992 – 2002). He received his B.B.A. from Texas A&M University. Mr. Jackson's experience in the development of marketing agreements both in the U.S. and internationally, which is beneficial to the Company as it seeks to market its products, led the board to determine that he should serve as a director of the Company.

C. Andrew Zulauf joined the Company’s Board of Directors in June 2012. He is Executive Director of the West Virginia Jobs Investment Trust (WVJIT) and has served in such capacity since March, 2009. WVJIT is a Charleston, West Virginia-based public venture capital firm created by the West Virginia Legislature in 1992 to promote new businesses in West Virginia. Previously, from 2006 to 2009, Mr. Zulauf was Vice President and Upper Middle Market Commercial Relationship Officer for Fifth Third Bank, headquartered in Cincinnati, Ohio. Mr. Zulauf was Partner and Managing Director of West Virginia Operations for Adena Ventures based in Athens, OH from 2002 to 2006, and Executive Director and Senior Loan Officer at the West Virginia Capital Corporation in Charleston, West Virginia from 1994 to 2002. Mr. Zulauf’s experience promoting new businesses in the area and his relationship with WVJIT, a stockholder and lender to the Company, led the Board to believe that Mr. Zulauf should serve as a director on the Board. Mr. Zulauf is a 1985 graduate of Marshall University and in 1994 received his MBA from the University of Charleston’s Executive MBA program.

Johan M. (Thijs) Spoor joined the Company’s Board of Directors on January 28, 2013. Mr. Spoor has been the President, Chief Executive Officer and a member of the board of directors of Fluoropharma Medical, Inc. since February 14, 2011, and has been the Chairman of the board of directors of Fluorpharma Medical, Inc. since June 14, 2012. Mr. Spoor was the CFO for Sunstone BioSciences from February 2010 through

September 2010. Prior to joining Sunstone BioSciences, he worked as a consultant at Oliver Wyman from December 2008 through February 2010, focusing on helping pharmaceutical and medical device companies evaluate their global revenue potential given the complex interplay of regulatory approvals, the reimbursement environment, as well as the impact of physician preference within constantly evolving standards of care. He further specialized on the implications of healthcare reform on new product approval and health insurance reform. Mr. Spoor was an equity research analyst at J.P. Morgan from July 2007 through October 2008 and Credit Suisse from November 2005 through July 2007, covering the biotechnology and medical device industries. Prior to his career on Wall Street, Mr. Spoor worked in the pharmaceutical industry spending 11 years with Amersham/GE Healthcare where he worked in 7 countries in a variety of roles including setting up GMP facilities, accountability for the nuclear cardiology portfolio and most recently as the Director of New Product Opportunities leading the PET strategic plan. Mr. Spoor holds a Nuclear Pharmacy degree from the University of Toronto as well as an M.B.A. from Columbia University with concentrations in finance and accounting. Mr. Spoor has been a guest lecturer at Columbia Business School, Kings College in London and the University of Newcastle in Australia. Mr. Spoor’s extensive experience and expertise in the bioscience industry led the Board to believe that Mr. Spoor should serve as a director on the Board.

Josiah T. Austin joined the Company’s Board of Directors on January 28, 2013 and has served as the managing member of El Coronado Holdings, L.L.C., a privately owned investment holding company which invests in public and private companies. He and his family own and operate agricultural properties in the states of Arizona, Montana, and northern Sonora, Mexico through El Coronado Ranch & Cattle Company, L.L.C. and other entities. Mr. Austin previously served on the Board of Directors of Monterey Bay Bancorp of Watsonville, California, and is a prior board member of New York Bancorp, Inc., and North Fork Bancorporation. He has served as a director of Goodrich Petroleum, Inc. since April 2002 and was named to the Board of Directors of Novogen Limited in September 2010. Mr. Austin also serves as a trustee of the Cuenca Los Ojos Foundation Trust, a non-profit organization working to preserve and restore the biodiversity of the borderland region between the United States and Mexico through land protection, habitat restoration and wildlife reintroduction. Mr. Austin graduated from the University of Denver with a Bachelor of Science in Finance in 1971.

RECOMMENDATION OF THE BOARD OF DIRECTORS.  The Board of Directors recommends that you vote “for” the election of Stephen Turner, Stanley Hostler, Steve Antoline, Leonard Harris, Ed Roberson, Scott Segal, Roderick Jackson, Andrew Zulauf, Johan M. (Thijs) Spoor, and Josiah T. Austin as directors.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During the year ended December 31, 2012, the Board of Directors met 6 times. The Board of Directors has an Audit Committee and in 2013 a Compensation Committee was formed. Our Board of Directors has not yet adopted procedures by which stockholders may recommend nominees to the Board of Directors. During 2012, the Audit Committee held 2 meetings. During 2012, each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees on which he served.

It is anticipated that each member of the Board of Directors will attend the Company’s 2013 Annual Meeting of Stockholders. The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

In accordance with the Company’s Bylaws, the Board of Directors elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by the same person. The Board of Directors believes that the Company and its stockholders are best served by having a policy that provides the Board of Directors the ability to select the most qualified and appropriate individual to lead the Board as Chairman.

Mr. Turner currently serves as Chairman of the Board and Chief Executive Officer and is expected to continue to serve in both capacities following the Company’s 2013 Annual Meeting.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board of Directors, as a whole and through its committees, is responsible for the oversight of risk management. The Board of Directors is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board of Directors has delegated to the Audit Committee the primary role in carrying out risk oversight responsibilities. The Board of Directors has also delegated to the Compensation Committee oversight of risks associated with the Company’s policies and practices relating to compensation.

Independent Directors

While the Company is not currently trading on NASDAQ, it has relied upon the director independence standards set forth in NASDAQ Rule 5605. Upon consideration of the criteria and requirements regarding director independence set forth in NASDAQ Rule 5605, the Board of Directors has determined that other than Mr. Turner, our Chief Executive Officer and Mr. Hostler, our Vice President, all of the other director nominees meet NASDAQ’s independence standards.

Audit Committee

Mr. Hostler, Mr. Antoline and Mr. Harris are each members of our Audit Committee. The Audit Committee’s function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audit of our financial statements. The Company does not currently have a financial expert serving on its audit committee at this time. However, Mr. Roberson, a current director, would be deemed a financial expert. In addition, the Company has engaged certain consultants in order to assist the Company in performing an evaluation of internal controls in accordance with Sarbanes-Oxley rules and regulations to identify control gaps and to recommend control improvement opportunities. Mr. Roberson, Mr. Antoline and Mr. Harris would each be deemed independent in accordance with NASDAQ Rule 5605(a)(2).

Compensation Committee

Mr. Antoline, Mr. Harris, Mr. Austin and Mr. M. Spoor are the members of the Compensation Committee. The purpose of the Compensation Committee is to aid the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the

Compensation Committee will review, recommend and approve salaries and other compensation of the Company’s executive officers, and will administer the Company’s equity incentive plans (including reviewing, recommending and approving stock option and other equity incentive grants to executive officers). The Company has not adopted a compensation committee charter.

Other Committees

The Board of Directors may establish additional standing or ad hoc committees from time to time.

Stockholder Communication with the Board

Correspondence from the Company’s stockholders to the Board of Directors or any individual directors or officers should be sent to the Company’s Secretary. Correspondence addressed to either the Board of Directors as a body, or to any director individually, will be forwarded by the Company’s Secretary to the Chairman of the Board or to the individual director, as applicable. The Company’s Secretary will regularly provide to the Board of Directors a summary of all stockholder correspondence that the Secretary receives. This process has been approved by the Company’s Board of Directors.

All correspondence should be sent to Protea Biosciences Group, Inc., 955 Hartman Run Road, Morgantown, West Virginia 26507, Attention: Mr. Stanley Hostler, Secretary.

Insider Participation

Other than Mr. Turner, our Chief Executive Officer and President and Mr. Hostler, our Vice-President, all of our remaining directors are independent directors. All matters to be acted upon where potential conflicts exist between our executive officers and the Company (for example, the terms of employment agreements, option grants, bonus awards, etc.) are discussed and approved by the non-interested directors. During the year ended December 31, 2012, Mr. Turner did not participate in deliberations of the Company's Board of Directors concerning his compensation.

Code of Business Conduct and Ethics

The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The code of ethics applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the code to any person without charge, upon request in writing to Protea Biosciences Group, Inc., 955 Hartman Run Road, Morgantown, West Virginia 26507, Attention: Mr. Stanley Hostler, Secretary.

The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to directors or executive officers by filing them with the SEC on a Current Report on Form 8-K.

PROPOSAL 2 — RATIFICATION OF MALIN, BERGQUIST & COMPANY, LLP
AS OUR AUDITORS FOR THE 2013 FISCAL YEAR

The Board, subject to stockholder approval, intends to appoint Malin, Bergquist & Company, LLP as our independent registered public accounting firm for the year ended December 31, 2013.

Stockholder ratification of the appointment is not required by the Company’s Articles of Incorporation or bylaws, or otherwise. If our stockholders fail to ratify the appointment, the Board will reconsider whether to appoint Malin, Bergquist & Company, LLP. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm if the Board determines that a new appointment would be in our best interests and the best interests of our stockholders.

The following information sets forth fees billed to us by Malin Bergquist & Company, LLP during the fiscal years ended December 31, 2012 and 2011 and AJ. Robbins, P.C. (“AJ. Robbins”) during the fiscal years ended December 31, 2011 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

Audit Fees

The aggregate fees billed by Malin, Bergquist & Company, LLP for such professional services were $96,000 for the year ended December 31, 2012 and $92,050 for the year ended December 31, 2011. The aggregate fees billed by AJ. Robbins for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings were $12,190 for the year ended December 31, 2011. There were no audit fees billed by AJ. Robbins for the year ended December 31, 2012.

Audit-Related Fees

There were no fees billed by Malin, Bergquist & Company, LLP or AJ. Robbins for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the years ended December 31, 2012 and December 31, 2011.

Tax Fees

The aggregate fees billed by Malin, Bergquist & Company, LLP for such professional services were $7,219 for the year ended December 31, 2012 and $5,020 for the year ended December 31, 2011. The aggregate fees billed by AJ. Robbins for professional services for tax compliance, tax advice, and tax planning were $1,855 for the years ended December 31, 2012 and December 31, 2011.

All Other Fees

The aggregate fees billed by Malin, Bergquist & Company, LLP for such professional services were $8,675 for the year ended December 31, 2012 and $10,800 for the year ended December 31, 2011. There were no fees billed by AJ. Robbins for other products and services for the years ended December 31, 2012 and December 31, 2011.

Audit Committee’s Pre-Approval Process

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all non-audit services to be provided by the Company’s independent registered public accounting firm, Malin, Bergquist & Company, LLP. In addition, the Audit Committee pre-approves all audit and audit related services provided by Malin, Bergquist & Company, LLP. The Audit Committee has delegated to the chairman of the Audit Committee the ability to pre-approve non-audit services. Such pre-approval is later reported to the Audit Committee.

Auditors’ Attendance at the Annual Meeting

A representative of Malin, Bergquist & Company, LLP, the independent auditor of the Company for the year ending December 31, 2012, is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement at the Annual Meeting and is expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS.  The Board of Directors recommends a vote “for” the ratification of Malin, Bergquist & Company, LLP as our independent registered public accounting firm for the year ended December 31, 2013.

PROPOSAL 3 — APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

Our Certificate of Incorporation currently authorizes the issuance of 100 million shares of Common Stock, par value $0.0001 per share. On May 23, 2013, the Board of Directors adopted a proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to 200 million shares, subject to stockholder approval at the Annual Meeting.

The Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders. On May 30, 2013, of the 100 million currently authorized shares of Common Stock, 42,048,147 million shares were issued and outstanding. Shares reserved for issuance included approximately 4,150,000 shares reserved for issuance under the 2002 Equity Incentive Plan, approved by the stockholders in 2004 and an additional 5,000,000 shares reserved for issuance under the 2013 Equity Incentive Plan, proposed by the Board of Directors on February 8, 2013 and presented for approval by the stockholders at the Annual Meeting.

Based upon these issued and reserved shares of Common Stock, we currently have approximately 48,801,853 million shares of Common Stock remaining available for issuance in the future for other corporate purposes.

The Certificate of Incorporation currently also authorizes the issuance of 10 million shares of preferred stock, par value $0.0001 per share, none of which are issued or outstanding. The proposed amendment to the Certificate of Incorporation would not change the authorized number of shares of preferred stock. There are currently no plans, arrangements, commitments or understandings with respect to the issuance of any shares of preferred stock.

Text of the Amendment

We propose to amend the fifth section of the Certificate of Incorporation so that it would read in its entirety as follows:

“5. The total number of shares of capital stock which the Corporation shall have authority to issue is: two hundred million (210,000,000). These shares shall be divided into two classes with two hundred million (200,000,000) shares designated as common stock at $.0001 par value (the “Common Stock”) and ten million (10,000,000) shares designated as preferred stock at $.0001 par value (the “Preferred Stock”).”

The only changes that would be made to the fifth section, as currently in effect, would be to increase the total number of shares of Common Stock that we may issue from 100,000,000 million shares to 200,000,000 million shares and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from 110,000,000 million to 210,000,000 million shares.

Purpose of the Amendment

The Board of Directors is recommending this increase in the authorized shares of Common Stock primarily to give us the flexibility to issue shares of Common Stock for future corporate needs. As a general matter, the Board of Directors would be able to issue these additional shares of Common Stock in its discretion from time to time, subject to and as limited by any rules or listing requirements of the NYSE or of any other then applicable securities exchange and without further action or approval of the stockholders. The Board’s discretion, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the stockholders to approve such transaction.

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future acquisitions, capital-raising or financing transactions involving Common Stock, convertible securities or other equity securities, stock splits, stock dividends and current or future equity compensation plans. The Board believes that these additional shares will provide us with needed flexibility to issue shares in the future without the potential expense or delay incident to obtaining stockholder approval for any particular issuance. There are currently no commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the Common Stock, nor do they have cumulative voting rights. Accordingly, should the Board of Directors issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding Common Stock could be reduced.

Potential Adverse Effects of Amendment

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of Amendment

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

RECOMMENDATION OF THE BOARD OF DIRECTORS.  The Board of Directors recommends that you vote “for” the adoption of the proposed amendment to the Certificate of Incorporation.

PROPOSAL 4 — APPROVAL OF THE PROTEA BIOSCIENCES GROUP, INC.
2013 EQUITY INCENTIVE PLAN

The Board of Directors requests that the stockholders approve the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan (the “Plan”). The Plan was approved by the Board of Directors on February 8, 2013. The purpose of the Plan is to provide a means through which the Company and its affiliates may attract and retain key personnel, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s stockholders. The Plan will be administered by a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. The Plan permits us to grant, for a ten-year period, stock options (both qualified or “incentive” options and non-qualified options), restricted stock awards, stock bonus awards and performance compensation awards, collectively referred to in this discussion as “awards”. The Plan administrator has the authority and discretion, subject to the provisions of the Plan, to select persons to whom awards will be granted; to determine the type of award each participant is to receive; to designate the number of shares to be covered by each award; to establish all terms and condition of each award; interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the Plan and any instrument or agreement relating to, or award granted under, the Plan; to establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Plan administrator shall deem appropriate for the proper administration of the Plan; to accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; and to make any other determination and take any other action that the Plan administrator deems necessary or desirable for the administration of the Plan. We have reserved 5,000,000 shares of our common stock for issuance to directors, employees and consultants under the Plan. A copy of the Plan is attached to this Proxy Statement as Appendix A.

The exercise price for stock options must be no less than the fair market value on the date of the grant, provided that in the case of incentive stock options granted to an employee who, at the time of the grant of such option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any affiliate, the exercise price per share shall not be less than 110% of the fair market value per share on the date of the grant. Options shall vest and become exercisable in such manner and on such date or dates determined by the Plan administrator, and shall expire after such period, not to exceed ten (10) years from the date of the grant, as may be determined by the Plan administrator; provided, however, that the option period shall not exceed five (5) years from the date of the grant in the case of an incentive stock option granted to a participant who on the date of the grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any affiliate.

The right to exercise an option (to the extent vested) in the event of a participant's death or disability will expire on the earlier of one year after the date of the participant’s termination or the expiration date under the terms of the option agreement. The right to exercise an option (to the extent that it is vested) in the event of the participant's involuntary termination or termination without cause will expire on the earlier of 90 days after the date of the date of termination or upon the expiration date under the terms of the option agreement. The right to exercise an option in the event of a termination of the participant for cause (or if the termination is voluntary after an event which would be grounds for termination) will expire as of the date of the participant’s termination. Unless otherwise provided in the option agreement, payment of the exercise price for an option shall be made in cash or a cash equivalent acceptable to the Plan administrator. With the consent of the Plan administrator, payment of all or part of the exercise price of an option may also be made (i) by surrendering shares of our common stock that have been held for at least six months prior to the date of exercise, (ii) if the common stock is traded on an established securities market, the Plan administrator may approve payment of the exercise price by a broker-dealer or by the option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the option holder’s written irrevocable instructions to deliver the common stock acquired upon exercise of the option to the broker-dealer, or (iii) any other method acceptable to the Plan administrator.

As of May 23, 2013 options to purchase 1,241,000 shares of common stock have been issued under the Plan.

We believe that long-term equity based compensation awards are an effective incentive for senior management to increase long-term value of our common stock and that these awards will aid us in attracting and retaining employees. These awards provide our employees with a proprietary interest in our continued growth and performance and more closely align their interests with those of our stockholders. In addition, because options may sometimes terminate when an executive leaves his or her employment, we believe that options are a useful incentive in promoting the retention of executives.

RECOMMENDATION OF THE BOARD OF DIRECTORS.  The Board of Directors recommends a vote “for” the approval of the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 30, 2013, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our common stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of May 30, 2013. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership in the following table is based on 42,048,147 shares of common stock outstanding as of May 30, 2013 plus, for each individual, any securities that individual has the right to acquire within 60 days of May 30, 2013.

Name and Address of Beneficial Owner Officers and Directors	Title	Beneficially Owned		Percent of Class
Stephen Turner	Chief Executive Officer and Chairman of the Board	2,567,984	(1)	6.9%
Stanley Hostler	Vice President, Secretary and Director	7,842,591	(2)	18.9%
Edward Hughes	Chief Financial Officer	49,500	(3)	*
Alessandro Baldi, Ph.D.	Vice President and General Manager	56,250	(4)	*
Matthew Powell	Director of Research & Development and Chief Science Officer	210,000	(5)	*
Steve Antoline	Director	4,976,239	(6)	12.5%
Leonard Harris	Director	3,086,916	(7)	8.1%
Ed Roberson	Director	443,133	(8)	1.2%
Scott Segal	Director	2,978,805	(9)	7.8%
Roderick Jackson	Director	307,044	(10)	*
Andrew Zulauf	Director	3,429,198	(11)	9.0%
Thijs Spoor	Director	—		—
Josiah T. Austin	Director	6,575,112	(12)	16.6%
Officers and Directors as a Group (total of 13 persons)		32,522,772		81.9%
5% Stockholders
El Coronado Holdings, LLC		6,575,112	(13)	16.6%
West Virginia Jobs Investment Trust Board	—	3,429,198	(14)	9.0%
Milan Puskar (Estate)	—	3,373,057	(15)	8.9%
Virginia Child	—	2,808,422	(16)	7.4%
Summit Resources, Inc.	—	2,375,524	(17)	6.1%
Steve A. Antoline 2006 Irrevocable Trust	—	2,500,715	(18)	6.7%
Hill Blalock, Jr.	—	1,990,111	(19)	5.3%
Hartwell Davis	—	3,958,033	(20)	9.4%

*	Represents ownership under 1%.
(1)	Includes 1,929,168 shares of common stock, 116,668 shares of common stock to be acquired upon the exercise of warrants, 262,500 shares of common stock to be acquired upon the exercise of stock options, and 259,648 shares of common stock upon the conversion of debt and accrued interest issued to Mr. Turner and his wife.

(2)	Includes 1,435,891 shares of common stock, 1,063,500 shares of common stock to be acquired upon the exercise of warrants, 432,000 shares of common stock to be acquired upon the exercise of stock options and 2,937,876 shares of common stock to be acquired upon the conversion of debt and accrued interest. Also includes 163,923 shares of common stock held by the Stanley Hostler Grantor Trust #2 and 105,638 shares of common stock held by the Stanley Hostler Grantor Trust #3. Also includes 1,074,202 shares of common stock held by Mr. Hostler’s wife, Virginia Child and 360,000 shares of common stock to be acquired upon the exercise of warrants held by Mr. Hostler’s wife, Virginia Child. Also includes 163,923 shares of common stock held by the Virginia Child Grantor Trust #2 and 105,638 shares of common stock held by the Virginia Child Grantor Trust #3.
(3)	Includes 49,500 shares of common stock to be acquired upon the exercise of stock options.
(4)	Includes 56,250 shares of common stock to be acquired upon the exercise of stock options.
(5)	Includes 210,000 shares of common stock to be acquired upon the exercise of stock options.
(6)	Includes 1,514,048 shares of common stock and 986,667 shares of common stock to be acquired upon the exercise of warrants owned of record by the Steve A. Antoline 2006 Irrevocable Trust (the “Antoline Trust”). Also includes 303,333 shares of common stock and 151,667 shares of common stock to be acquired upon the exercise of warrants owned of record by Summit Resources, Inc. As the trustee of the Antoline Trust and president of Summit Resources, Inc., Mr. Antoline has voting and dispositive control over any securities owned of record by the Antoline Trust and Summit Resources, Inc. Therefore, he may be deemed to beneficially own the shares of common stock and the shares of common stock to be acquired upon the exercise of warrants held of record by the Antoline Trust and Summit Resources, Inc. Includes 100,000 shares of common stock to be acquired upon the exercise of stock options and 1,920,524 shares of common stock upon the conversion of debt and accrued interest.
(7)	Includes 1,773,657 shares of common stock, 761,667 shares of common stock to be acquired upon the exercise of warrants, 176,000 shares of common stock to be acquired upon the exercise of stock options and 375,592 shares of common stock upon the conversion of debt and accrued interest.
(8)	Includes 91,253 shares of common stock, 60,000 shares of common stock to be acquired upon the exercise of warrants, includes 100,000 shares of common stock to be acquired upon the exercise of stock options and 74,024 shares of common stock upon the conversion of debt and accrued interest. Also includes 67,856 shares of common stock and warrants to purchase 50,000 shares of common stock owned of record by Morgan Keegan & Co, Inc., an IRA account of Ed Roberson.
(9)	Includes 1,569,123 shares of common stock, 933,334 shares of common stock to be acquired upon the exercise of warrants, includes 100,000 shares of common stock to be acquired upon the exercise of stock options and 376,348 shares of common stock upon the conversion of debt and accrued interest.
(10)	Includes 136,044 shares of common stock, 100,000 shares of common stock to be acquired upon the exercise of warrants and includes 71,000 shares of common stock to be acquired upon the exercise of stock options.
(11)	Includes 2,082,809 shares of common stock, 946,389 shares of common stock to be acquired upon the exercise of warrants, and 400,000 shares of common stock to be acquired upon the conversion of debt. The holder’s address is 1012 Kanawha Boulevard East, 5th Floor, Charleston, West Virginia 25301. Andrew Zulauf, the Executive Director of WVJIT and a director of the Company, may be deemed to have voting and investment control over these securities.
(12)	Includes 3,506,044 shares of common stock, 2,815,000 shares of common stock to be acquired upon the exercise of warrants and 254,068 shares of common stock upon the conversion of debt and accrued interest owned of record by El Coronado Holdings, LLC. Josiah T. Austin is a managing member of El Coronado Holdings and a director of the Company and may be deemed to have voting and investment control over these securities. Excludes 4,350,000 shares of common stock and warrants to purchase 3,262,500 shares of common stock issuable through May 31, 2013 under an option granted to El Coronado Holdings, LLC.
(13)	Includes 3,506,044 shares of common stock, 2,815,000 shares of common stock to be acquired upon the exercise of warrants and 254,068 shares of common stock upon the conversion of debt and accrued interest owned of record by El Coronado Holdings, LLC. Josiah T. Austin is a managing member of El Coronado Holdings and a director of the Company and may be deemed to have voting and investment control over these securities. Excludes 4,350,000 shares of common stock and warrants to purchase 3,262,500 shares of common stock issuable through May 31, 2013 under an option granted to El Coronado Holdings, LLC.

(14)	Includes 2,082,809 shares of common stock, 946,389 shares of common stock to be acquired upon the exercise of warrants, and 400,000 shares of common stock to be acquired upon the conversion of debt. The holder’s address is 1012 Kanawha Boulevard East, 5th Floor, Charleston, West Virginia 25301. Andrew Zulauf, the Executive Director of WVJIT and a director of the Company, may be deemed to have voting and investment control over these securities.
(15)	Includes 2,294,723 shares of common stock and 1,078,334 shares of common stock to be acquired upon the exercise of warrants.
(16)	Includes 1,074,202 shares of common stock, 360,000 shares of common stock to be acquired upon the exercise of warrants and 1,104,659 shares of common stock to be acquired upon the conversion of debt and accrued interest held by Virginia Child, the wife of Stanley Hostler. Also includes 163,923 shares of common stock held by the Virginia Child Grantor Trust #2 and 105,638 shares of common stock held by the Virginia Child Grantor Trust #3.
(17)	Includes 303,333 shares of common stock and 151,667 shares of common stock to be acquired upon the exercise of warrants owned of record by Summit Resources, Inc. As president of Summit Resources, Inc., Mr. Antoline has voting and dispositive control over any securities owned of record by Summit Resources, Inc. Therefore, he may be deemed to beneficially own the shares of common stock and the shares of common stock to be acquired upon the exercise of warrants held of record by Summit Resources, Inc. Includes 1,920,524 shares of common stock to be acquired upon the conversion of debt and accrued interest.
(18)	Includes 1,514,048 shares of common stock and 986,667 shares of common stock to be acquired upon the exercise of warrants owned of record by the Steve A. Antoline 2006 Irrevocable Trust (the “Antoline Trust”). As the trustee of the Antoline Trust, Mr. Antoline has voting and dispositive control over any securities owned of record by the Antoline Trust. Therefore, he may be deemed to beneficially own the shares of common stock and the shares of common stock to be acquired upon the exercise of warrants held of record by the Antoline Trust.
(19)	Includes 1,140,111 shares of common stock and 850,000 shares of common stock to be acquired upon the exercise of warrants.
(20)	Includes 2,351,783 shares of common stock and 1,606,250 shares of common stock to be acquired upon the exercise of warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission. Executive officers, directors and more than 10% stockholders are required by regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended December 31, 2012 and written representations that no other reports were required, the Company believes that the following person(s) who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company’s common stock failed to comply with all Section 16(a) filing requirements during such fiscal years:

Name	Number of Late Reports	Number of Transactions not Reported on a Timely Basis	Failure to File a Required Form
Steve Turner	2	2	Form 4
Stanley Hostler	4	4	Form 4
Scott Segal	2	2	Form 4
Leonard Harris	2	2	Form 4
Ed Roberson	1	1	Form 4
Steven Antoline	3	3	Form 4
Summit Resources, Inc.	3	3	Form 4

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Described below are transactions or series of transactions that occurred from January 1, 2012 through the date of this report (the “Period Reported”) between us and our executive officers, directors or the beneficial owners of 5% or more of our common stock, and certain persons affiliated with or related to these persons, including family members, in which they had or will have a direct or indirect material interest in an amount that exceeds the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

In March 2011, Summit Resources, Inc., an entity controlled by Steven Antoline, a director, paid the Company $250,000 in connection with a subscription for certain convertible debentures issued by the Company. The outstanding principal and interest on the debentures was converted into shares of Common Stock of the Company on September 2, 2011.

On December 20, 2011, we issued convertible promissory notes to Stanley Hostler, a director, and Summit Resources, Inc., an affiliate of Steven Antoline, a director, in an aggregate principal amount equal to $750,000. The notes accrue simple interest at a rate of 10% per annum and are due and payable on the earlier to occur of (i) the date that is 180 days from the issue date, or (ii) when declared due and payable by the holder upon the occurrence of an event of default. At the option of the holder, each $2.00 of outstanding principal amount and accrued unpaid interest is convertible into one share of common stock of the Company, at any time after the issue date.

In connection with the terms of a private placement offering (the “Offering”) of up to 100 units (the “Units”), each Unit consisting of 50,000 shares of Common Stock with a final closing date on March 1, 2012 and warrants to purchase 25,000 shares of Common Stock, during the period beginning on the date of the declaration of the effectiveness of a registration statement relating to a firm commitment underwritten offering covering the offer and sale of Common Stock for the account of the Company through the six month anniversary thereof, each of the officers and directors of the Company agreed not to, subject to certain exemptions, directly or indirectly, offer, sell, hedge, or pledge any option or contract to purchase, sell, grant any option, right or warrant to purchase or sell, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company beneficially owned by such person, pursuant to the terms and conditions of a lock-up agreement (the “Lock-up Agreement”) by and between the Company and each such officer and director.

On January 31, 2012, the Company issued 50,000 shares of common stock at $2.00 per share and warrants of 25,000 to purchase additional shares of common stock for an aggregate purchase price of $100,000 to the West Virginia Investment Trust Board. The warrants are exercisable at an exercise price of $2.25 per share.

In March 2012, the Company received an aggregate of $100,000 from Stanley Hostler, a director of the Company, in connection with a subscription for a unit consisting of 50,000 shares of Common Stock and a warrant to purchase 25,000 shares of Common Stock exercisable at a price of $2.25 per share.

On April 16, 2012, the Company issued convertible promissory notes in an aggregate principal amount equal to $640,000 to Stanley Hostler, Scott Segal and Leonard Harris, each a director of the Company, Summit Resources, Inc., an affiliate of Steve Antoline, a director of the Company, Nancy Turner, the spouse of Stephen Turner, our Chief Executive Officer and a director of the Company and Virginia Child, the wife of Stanley Hostler. The notes accrue simple interest at a rate of 10% per annum and are due and payable on the earlier to occur of (i) the date that is 90 days from the issue date, or (ii) when declared due and payable by the holder upon the occurrence of an event of default. At the option of the holder, each $2.00 of outstanding principal amount and accrued unpaid interest is convertible into one share of common stock of the Company, at any time after the issue date. On March 22, 2013, the Company’s board approved the adjustment of the conversion price of these notes from $2.00 to $0.50 per share.

On July 27, 2012, the Company issued 75,000 shares of common stock at $2.00 per share and warrants of 37,500 to purchase additional shares of common stock for an aggregate purchase price of $150,000 to Stanley Hostler and Virginia Child, the wife of Stanley Hostler. The warrants are exercisable at an exercise price of $2.25 per share.

On September 25, 2012, the Company issued convertible promissory notes in an aggregate principal amount equal to $593,216 to Stanley Hostler, Scott Segal, Leonard Harris, Ed Roberson, each a director of the Company, Summit Resources, Inc., an affiliate of Steve Antoline, a director of the Company, Steven Turner, the Chief Executive Officer and a director of the Company, and his wife Nancy Turner and Virginia Child, the wife of Stanley Hostler in consideration for certain advances to the Company equal to the principal amount. The notes accrue simple interest at a rate of 10% per annum and are due and payable on the earlier to occur of (i) the date that is 60 days from the issue date, or (ii) when declared due and payable by the holder upon the occurrence of an event of default. At the option of the holder, each $2.00 of outstanding principal amount and accrued unpaid interest is convertible into one share of common stock of the Company, at any time after the issue date. On March 22, 2013, the Company’s board approved the adjustment of the conversion price of these notes from $2.00 to $0.50 per share.

On October 19, 2012, the Company issued 100,000 shares of common stock to the Milan Puskar Revocable Trust Restated 9/28/11 in connection with the exercise of outstanding options at an exercise price $1.25 per share.

On October 19, 2012, the Company issued 100,000 shares of common stock to the Milan Puskar Revocable Trust Restated 9/28/11 in connection with the exercise of outstanding options at an exercise price $1.50 per share.

On November 20, 2012, the Company entered into a Securities Purchase Agreement with El Coronado Holdings an entity of which Josiah Austin, who subsequently became a director, is managing member, pursuant to which El Coronado Holdings was granted an option to purchase through December 31, 2012, up to 6,000,000 shares of common stock and warrants to purchase up to 4,500,000 shares of common stock (the at a purchase price of $0.50 per share for an aggregate purchase price equal to $3,000,000. On November 20, 2012, the Company issued 600,000 shares of common stock and warrants to purchase 450,000 shares of common stock for aggregate gross proceeds of $300,000 to El Coronado Holdings, pursuant to the terms and conditions of the El Coronado Purchase Agreement. The warrants are exercisable at an exercise price of $1.10 per share any time after the date of issuance until the earlier of (i) the closing of a firm commitment underwritten offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which the net cash proceeds to the Company (after deduction of underwriting discounts and commissions) are at least $15,000,000 or (ii) 5:00 p.m. Eastern time on the fifth anniversary of the warrant issue date hereof. On November 29, 2012, pursuant to the terms of the El Coronado Purchase Agreement, the Company issued an aggregate of 400,000 shares of common stock and warrants to purchase 300,000 shares of common stock for aggregate gross proceeds of $200,000 to El Coronado Holdings. On December 10, 2012, pursuant to the terms of the El Coronado Purchase Agreement, the Company issued an aggregate of 1,000,000 shares of common stock and warrants to purchase 750,000 shares of common stock for aggregate gross proceeds of $500,000 to El Coronado Holdings.

On November 30, 2012, the Company issued convertible promissory notes in an aggregate principal amount equal to $915,000 to Stanley Hostler and Leonard Harris, each a director of the Company; Summit Resources, Inc., an affiliate of Steve Antoline, a director of the Company; Virginia Child, the wife of Stanley Hostler; Carl Hostler; and Brian Prim, in consideration for certain advances to the Company equal to the principal amount. The notes accrue simple interest at a rate of 10% per annum and are due and payable on the earlier to occur of (i) January 20, 2013, or (ii) when declared due and payable by the holder upon the occurrence of an event of default. The occurrence of any one of the following events will be deemed an event of default: (i) the failure of the Company to pay the principal balance or accrued interest on the Note when due; (ii) the consent or institution by or against the Company of bankruptcy or insolvency proceedings or the filing, or consent by the Company for the filing of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or (iii) if the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief has not been resolved in favor of the Company or the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, shall not have been vacated within 60 days. At the option of the holder, each $2.00 of outstanding principal and accrued unpaid interest is convertible into one share of common stock of the Company at any time after the issue date. On March 22, 2013, the Company’s board approved the adjustment of the conversion price of these notes from $2.00 to $0.50 per share.

On January 3, 2013, the Company issued to El Coronado Holdings, LLC for an aggregate purchase price equal to $125,000 (1) a convertible promissory note in an aggregate principal amount equal to $125,000 and (2) a warrant to purchase 187,500 shares of Common Stock of the Company. The note accrues simple interest at a rate of 10% per annum and is due and payable on the earlier to occur of (i) April 1, 2013, or (ii) when declared due and payable by the holder upon the occurrence of an event of default. The warrant is exercisable at an exercise price of $1.10 per share any time after the Issue Date until the earlier of (i) a Qualified Public Offering (as such term is defined in the warrant) or (ii) 5:00 p.m. EST on the fifth anniversary of the issue date. As of the date hereof the entire principal amount remains outstanding and no amounts have been paid on the note.

On January 11, 2013, the Company received an advance equal to an aggregate of $100,000 from Summit Resources, Inc., an affiliate of Steve Antoline, a director of the Company. No terms of repayment have been specified on the aforementioned advance as of the filing date.

On March 6, 2013, the Company entered into that certain Warrant Purchase and Reimbursement Agreement, dated March 6, 2013 with Steve Antoline, a director of the Company, pursuant to which Mr. Antoline agreed to issue a letter of credit for the benefit of MPR Associates, Inc. for the purpose of guaranteeing an amount equal to $600,000 due by the Company to MPR in connection with the production of certain LAESI instruments in exchange for (i) the agreement by the Company to reimburse Mr. Antoline for any amounts paid by him pursuant to the Letter of Credit, up to the Purchase Order Amount and (ii) a warrant to purchase up to 1,100,000 shares of the Company’s common stock.

On March 21, 2013, the Company entered into a Securities Purchase Agreement (the “March Purchase Agreement”) with El Coronado Holdings an entity of which Josiah Austin, a director, is managing member, pursuant to which El Coronado Holdings was granted an option to purchase through May 31, 2013, up to 6,000,000 shares of common stock and warrants to purchase up to 4,500,000 shares of common stock (the at a purchase price of $0.50 per share for an aggregate purchase price equal to $3,000,000. On March 21, 2013, the Company issued 1,360,000 shares of common stock and warrants to purchase 1,020,000 shares of common stock for aggregate gross proceeds of $685,000 to El Coronado Holdings, pursuant to the terms and conditions of the March Purchase Agreement. The warrants are exercisable at an exercise price of $1.10 per share any time after the date of issuance until the earlier of (i) the closing of a firm commitment underwritten offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company in which the net cash proceeds to the Company (after deduction of underwriting discounts and commissions) are at least $15,000,000 or (ii) 5:00 p.m. Eastern time on the fifth anniversary of the warrant issue date thereof.

EXECUTIVE COMPENSATION

The following table illustrates the compensation paid by the Company to its Chief Executive Officer, its three most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year and who earned in excess of $100,000, and up to one additional individual for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year. We refer to these individuals as the “Named Executive Officers”. The disclosure is provided for the years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Option Award(1)	Total ($)
Stephen Turner, Chief Executive Officer, President	2012	240,000	—	240,000
	2011	240,000	—	240,000
Alessandro Baldi, Ph.D., Vice President, General Manger	2012	288,551	—	288,551
	2011	62,855	75,600	138,455
Edward J. Hughes, Chief Financial Officer	2012	145,600	—	145,600
	2011	141,700	—	141,700
Matthew Powell, Ph.D., Chief Science Officer	2012	144,273	—	144,273
	2011	138,640	—	138,640

(1)	The amount included in the “Option Awards” column does not reflect compensation actually received by the Named Executive Officer but represents the compensation cost that we recognized in each year presented, determined in accordance with FASB ASC 718. The valuation assumptions used in determining such amounts are described in Note 8 of our financial statements for the fiscal year ended December 31, 2012.

We do not currently have employment agreements with our Named Executive Officers, although we may enter into such agreements in the future.

The following table provides information about equity awards granted to our Named Executive Officers that were outstanding on December 31, 2012.

	Number of Securities Underlying Unexercised Options
Name	Exercisable		Not Exercisable	Options Exercise Price ($)	Options Expiration Date
Stephen Turner	100,000		—	$0.80	6/07/2016
	162,500	(1)	87,500	$1.50	4/23/2020
Alessandro Baldi, Ph.D.	56,250	(1)	123,750	$1.50	10/01/2021
Edward J. Hughes	49,500	(1)	40,500	$1.50	10/05/2020
Matthew Powell, Ph.D.	80,000		—	$0.50	12/15/2015
	100,000		—	$1.25	1/19/2017
	30,000	(1)	10,000	$1.50	12/31/2019
Stanley Hostler	16,000		—	$1.50	12/31/2017
	48,000		—	$1.50	12/31/2018
	48,000		—	$1.50	12/31/2019
	48,000		—	$1.50	12/31/2020
	36,000		—	$1.50	12/31/2021
	12,000		—	$1.50	12/31/2021
	44,000		—	$2.00	11/30/2022
	4,000		—	$0.50	12/31/2022

(1)	Options vest in 25% increments over a four-year vesting schedule. Grant dates are ten years prior to expiration date.

Board Compensation

During the fiscal year ended December 31, 2012, our Board of Directors did not receive any compensation for their services as directors.

The following table provides information about equity awards granted to members of our Board of Directors that were outstanding on December 31, 2012, all of which were issued for services rendered prior to fiscal year 2012.

	Number of Securities Underlying Unexercised Options
Name	Exercisable		Not Exercisable	Options Exercise Price ($)	Options Expiration Date
Stanley Hostler	100,000		—	$0.80	6/07/2016
	76,000	(1)	24,000	$1.50	9/17/2020
Steven Antoline	88,000	(1)	12,000	$1.50	4/23/2020
Leo Harris	100,000		—	$0.80	6/07/2016
	76,000	(1)	24,000	$1.50	9/17/2020
Ed Roberson	88,000	(1)	12,000	$1.50	4/23/2020
Scott Segal	100,000		—	$1.50	5/30/2018
Roderick Jackson	71,000	(1)	29,000	$1.50	11/1/2020
C. Andrew Zulauf	—		—	—	—
Thijs Spoor	—		—	—	—
Josiah T. Austin	—		—	—	—

(1)	Options vest in 25% increments over a four-year vesting schedule. Grant dates are ten years prior to expiration date.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than the close of business on January 1, 2014 in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our Secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the SEC governing stockholder proposals.

Recommendations from stockholders which are received after the deadline likely will not be considered timely for consideration by the Board for next year’s Annual Meeting.

OTHER BUSINESS

The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to Protea Biosciences Group, Inc., 955 Hartman Run Road, Morgantown, West Virginia 26507, Attention: Mr. Stanley Hostler, Secretary. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address set forth in the prior sentence.

COPIES OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2012, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY’S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF MAY 30, 2013, SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK. PLEASE WRITE TO:

PROTEA BIOSCIENCES GROUP, INC.
955 HARTMAN RUN ROAD
MORGANTOWN, WEST VIRGINIA 26507
ATTENTION: MR. STANLEY HOSTLER, SECRETARY

COPIES MAY ALSO BE OBTAINED WITHOUT CHARGE THROUGH THE SEC’S WEB SITE AT http://www.sec.gov.

APPENDIX A

PROTEA BIOSCIENCES GROUP, INC.
2013 EQUITY INCENTIVE PLAN

1. Purpose.  The purpose of the Protea Biosciences Group, Inc. 2013 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions.  The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company, including any Parent or Subsidiary.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Stock Bonus Award and Performance Compensation Award granted under the Plan.

(c) “Award Agreement” means an agreement accepted by a Participant evidencing an Award under the Plan and containing such terms and conditions, not inconsistent with the Plan, as the Committee shall decide.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any applicable document or policy between the Participant and the Company or an Affiliate or (ii) in the absence of any such document or policy (or the absence of any definition of “Cause” contained therein), (A) the Participant’s willful failure to perform his duties and responsibilities; (B) the Participant’s commission of any act of fraud, embezzlement, dishonesty or willful misconduct, (C) unauthorized use or disclosure by the Participant of any proprietary information of the Company or any Affiliate, or (D) Participant’s willful breach of any of his obligations under any agreement with the Company or any Affiliate.

(f) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii) Approval by the Board of any definitive agreement, the consummation of which would cause to occur:

(A) A merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result;

(B) A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; or

(C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to an Affiliate of the Company).

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any regulations (“Treasury Regulations”) promulgated and rulings issued thereunder.

(h) “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(i) “Common Shares” means the common stock, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(j) “Company” means Protea Biosciences Group, Inc. a Delaware corporation.

(k) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(l) “Disability” means a “permanent and total” disability incurred by a Participant while in the employ of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(m) “Effective Date” means the date as of which the Plan is adopted by the Board, subject to Section 3 of the Plan.

(n) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(o) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates.

(p) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares (A) are listed on a national securities exchange or (B) are not listed on a national securities exchange, but are quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the average selling price of the Common Shares reported on such national securities exchange or other inter-dealer quotation system, determined as the arithmetic mean of such selling prices over the thirty (30)-Business Day period preceding the Date of Grant, weighted based on the volume of trading of such Common Shares on each trading day during such period; or (ii) if the Common Shares are not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Shares.

(q) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code.

(r) “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

(s) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(t) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(u) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(v) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 5 of the Plan.

(w) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 10 of the Plan.

(x) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(y) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(z) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(aa) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(bb) “Plan” means this Protea Biosciences Group, Inc. 2013 Equity Incentive Plan, as amended from time to time.

(cc) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(dd) “Restricted Stock” means Common Shares, subject to certain specified restrictions constituting “substantial risks of forfeiture” under Section 83 of the Code.

(ee) “Securities Act” means the Securities Act of 1933, as amended, and any regulations promulgated or rulings issued thereunder.

(ff) “Stock Bonus Award” means an Award granted under Section 9 of the Plan.

(gg) “Subsidiary” means any “subsidiary corporation” (within the meaning of Section 424(f) of the Code) of the Company or an Affiliate.

3. Effective Date; Duration.  The Plan shall be effective as of the Effective Date, but no Award shall be exercised or paid unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the date the Plan is adopted by the Board. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole powers and authority, in its sole discretion, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Restricted Stock, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Subject to Sections 3, 11 and 12 of the Plan, the Committee is authorized to deliver under the Plan, Awards representing an aggregate of 5,000,000 Common Shares.

(c) Common Shares underlying Awards under the Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under the Plan.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

6. Participation.  Participation shall be limited to Eligible Persons who have entered into an Award Agreement.

7. Options.

(a) Generally.  Each Option granted under the Plan shall be evidenced by an Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares, determined on the Date of Grant, with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to employees of the Company and its Affiliates. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price.  The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant;

provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, as determined in accordance with Section 1.424-1(d) of the Treasury Regulations, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, as determined in accordance with Section 1.424-1(d) of the Treasury Regulations; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement:

(i) an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the fourth (4th) anniversary of the Date of Grant;

(ii) the vested and unvested portion of an Option shall immediately expire upon termination of employment or service of the Participant granted the Option for Cause or as a result of the resignation by the Participant; and

(iii) the vested and unvested portion of an Option shall expire on the 90th day following the date of termination of employment or service of the Participant granted the Option for any other reason not set forth in 7(c)(ii) above, provided however, that in the event of termination of employment or service by reason of such Participant’s death or Disability, the vested portion of such Option shall remain exercisable for one year following such death or Disability, but not later than the expiration of the Option Period; but, provided however, that if such Option is an Incentive Stock Option, the vested portion of such Incentive Stock Option shall remain exercisable for three months following the death of the Participant, but not later than the expiration of the Option Period

(d) Method of Exercise and Form of Payment.  Options that have become exercisable may be exercised by delivery of notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), and/or Mature Shares valued at Fair Market Value at the time the Option is exercised, or; (ii) by such other method as the Committee may permit, including without limitation: (A) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (B) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any sale or other taxable disposition of such Common Shares before the later of (i) two years after the Date of Grant or (ii) one year after the date of exercise.

8. Restricted Stock.

(a) Generally.  Each grant of Restricted Stock shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 8 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions.  Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock on the third (3rd) anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock shall terminate and be forfeited upon termination of employment or service of the Participant.

(d) Delivery of Restricted Stock.  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends.

9. Stock Bonus Awards.  The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

10. Performance Compensation Awards.

(a) Generally.  The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal, the kind and/or level of the Performance Goals that is to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria.  The Performance Criteria that will be used to establish the Performance Goal shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit of the Company and/or one or more Affiliates (or any combination thereof), as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion.  In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 10, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rule under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company's tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

11. Adjustments upon Changes in Capitalization, Merger and Certain Other Events.

(i) Changes in Capitalization. Subject to any action required under applicable law, the number of Common Shares covered by each outstanding Award, and the number of Common Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the Exercise Price covered by each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Shares, or any other increase or decrease in the number of issued Common Shares effected without consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(ii) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company (other than pursuant to a plan of merger or reorganization), each outstanding Award will become exercisable within ten (10) days immediately prior to such dissolution or liquidation and all unexercised Awards will terminate upon such dissolution or liquidation, unless determined otherwise by the Committee.

(iii) Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement or if otherwise determined by the Committee, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, with respect to all or any portion of a particular outstanding Award: (A) all of the then outstanding Options shall immediately vest and become immediately exercisable immediately prior to the Change in Control; (B) the Restricted

Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals); and (C) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (x) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (y) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee. To the extent practicable, any actions taken by the Committee under this paragraph shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Shares subject to their Awards.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

13. General.

(a) Nontransferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards to be transferred by a Participant, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved by the Committee in its sole discretion.

(iii) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(b) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(c) No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for future grants. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(d) International Participants.  With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(e) Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless actually received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his spouse or, if the Participant is unmarried at the time of death, his estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(f) No Rights as a Stockholder.  Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(g) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under the Plan.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price (in the case of an Option) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(h) Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(i) Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.

(j) Severability.  If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(k) Obligations Binding on Successors.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(l) Code Section 162(m) Approval.  If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(m) Expenses; Gender; Titles and Headings.  The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(n) Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(o) Section 409A.  The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in the Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

(p) Non-Uniform Determinations.  The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(q) No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(r) No Restriction of Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Parent or Subsidiary from taking any corporate action which is deemed by the Company or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Parent or Subsidiary as a result of such action.

(s) Non-Exclusivity of this Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as modifying or rescinding any previously approved compensation plans or programs of the Company or any Subsidiary or creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

(t) Plan Subject to Certificate of Incorporation and By-Laws.  This Plan is subject to the Certificate of Incorporation and Bylaws of the Company, as they may be amended from time to time.

(u) Compliance With Laws. In no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, as amended, if applicable, or any other applicable law or the rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the company are listed or traded.

This Plan was approved by the Board of Directors on February 8, 2013.

PROTEA BIOSCIENCES GROUP, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Stephen Turner, Chief Executive Officer and Chairman of the Board of Directors of Protea Biosciences Group, Inc., a Delaware corporation (the “Company”), as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.0001 par value per share, of the Company that the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of the Company, to be held on June 18, 2013 at 9 a.m., local time at the Waterfront Hotel, 2 Waterfront Pl. #100, Morgantown, WV 26501 and at any and all adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters (and with discretionary authority as to any and all other):

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU SIGN AND RETURN THIS PROXY WITHOUT GIVING ANY INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED BELOW AND FOR ALL OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

Address Change/Comments (Mark the corresponding box on the reverse side)

CORPORATE STOCK TRANSFER, INC. 3200 CHERRY CREEK SOUTH DRIVE, SUITE 430 DENVER, CO 80209 (Continued and to be marked, dated and signed, on the other side)

Please mark your votes as this example. ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 – 4.

PROPOSAL 1 — ELECTION OF DIRECTORS

Stephen Turner	FOR ☐	AGAINST ☐	ABSTAIN ☐
Stanley Hostler	FOR ☐	AGAINST ☐	ABSTAIN ☐
Steve Antoline	FOR ☐	AGAINST ☐	ABSTAIN ☐
Leonard Harris	FOR ☐	AGAINST ☐	ABSTAIN ☐
Ed Roberson	FOR ☐	AGAINST ☐	ABSTAIN ☐
Scott Segal	FOR ☐	AGAINST ☐	ABSTAIN ☐
Roderick Jackson	FOR ☐	AGAINST ☐	ABSTAIN ☐
Andrew Zulauf	FOR ☐	AGAINST ☐	ABSTAIN ☐
Johan M. (Thijs) Spoor	FOR ☐	AGAINST ☐	ABSTAIN ☐
Josiah T. Austin	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 — RATIFICATION OF SELECTION OF MALIN, BERGQUIST & COMPANY, LLP AS OUR AUDITORS FOR THE 2013 FISCAL YEAR

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3 — APPROVAL OF AMENDMENT TO THE CERTIFICATEOF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 4 — APPROVAL OF THE PROTEA BIOSCIENCES GROUP, INC. 2013 EQUITY INCENTIVE PLAN

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature:	Date: ____________, 2013

Signature:	Date: ____________, 2013

NOTE: Please sign exactly as the name appears on this card. When shares are held by two or more persons, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.